SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : November 20, 2002

                           IDS LIFE INSURANCE COMPANY
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       33-28976                 41-0823832
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission file Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA                          55474
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  (Address of principal executive offices)                          (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131


             (Former name or address, if changed since last report)

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Item 5.

Other Information

On November 20, 2002, IDS Life Insurance Company and its subsidiary, IDS Life Insurance Company of New York (together referred to as "IDS Life") entered into an agreement with General Electric Capital Assurance Company and General Electric Capital Assurance Company of New York (together referred to as "GE Capital Assurance") whereby GE Capital Assurance will become the primary provider of Long Term Care insurance policies for American Express Financial Advisors effective January 1, 2003. As a result, IDS Life will stop issuing new long term care policies on December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                             IDS LIFE INSURANCE COMPANY

BY                                      /s/ Philip C. Wentzel
                                            ------------------
NAME AND TITLE                              Philip C. Wentzel
                                            Vice President and Controller

DATE                                        November 26, 2002